Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered under the Ameritech Direct
Services Investment Plan, formerly known as the Ameritech Shareowner Dividend Reinvestment and Stock Purchase Plan: and

  WHEREAS, the undersigned is an Officer and Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of April, 1996.



                                /s/ Richard C. Notebaert
                                Richard C. Notebaert
                                Chairman and Chief Executive Officer

STATE OF ILLINOIS )
COUNTY OF COOK    )

  On the 17th day of April, 1996, personally appeared before me Richard C. Notebaert to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 17th day of April, 1996.



                                       /s/ Judy L. Anker
                                         Notary Public


                                                       Exhibit 24

                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered under the Ameritech Direct
Services Investment Plan, formerly known as the Ameritech Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is an Officer of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C. NOTEBAERT, O.G. SHAFFER AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 17th day of April, 1996.



                                /s/ Betty F. Elliott
                                Betty F. Elliott
                                Vice President and Comptroller

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 17th day of April, 1996, personally appeared before me Betty
F. Elliott to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 17th day of April, 1996.



                                /s/ Judy L. Anker
                                           Notary Public


                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered under the Ameritech Direct
Services Investment Plan, formerly known as the Ameritech Shareowner Dividend Reinvestment and Stock Purchase Plan; and


  WHEREAS, the undersigned is an Officer of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.C. NOTEBAERT, B.F. ELLIOTT AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of April, 1996.



                                /s/ Oren G. Shaffer
Oren G. Shaffer
                                Executive Vice President and
                                Chief Financial Officer


STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 17th day of April, 1996, personally appeared before me Oren
G. Shaffer to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 17th day of April, 1996.



                                /s/ Judy L. Anker
                                         Notary Public




                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered under the Ameritech Direct Services Investment Plan, formerly known as the Ameritech Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of April, 1996.



                                /s/ Donald C. Clark
                              Donald C. Clark



STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 17th day of April, 1996, personally appeared before me Donald
C. Clark to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 17th day of April, 1996.



                                /s/ Judy L. Anker
                                         Notary Public


                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered under the Ameritech Direct Services Investment Plan, formerly known as the Ameritech Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of April, 1996.


                                /s/ Melvin R. Goodes
                                            Melvin R. Goodes



STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 17th day of April, 1996, personally appeared before me Melvin
R. Goodes to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 17th day of April, 1996.



                                /s/ Judy L. Anker
                                         Notary Public

                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered under the Ameritech Direct Services Investment Plan, formerly known as the Ameritech Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 17th day of April, 1996.




                                /s/ Hanna Holborn Gray
                                Hanna Holborn Gray



STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 17th day of April, 1996, personally appeared before me Hanna Holborn Gray to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 17th day of April, 1996.



                                /s/ Judy L. Anker
                                         Notary Public

                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered under the Ameritech Direct Services Investment Plan, formerly known as the Ameritech Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of April, 1996.



                                /s/ James A. Henderson
                                James A. Henderson



STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 17th day of April, 1996, personally appeared before me James
A. Henderson to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 17th day of April, 1996.



                                /s/ Judy L. Anker
                                         Notary Public

                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered under the Ameritech Direct Services Investment Plan, formerly known as the Ameritech Shareowner Dividend Reinvestment and Stock Purchase Plan; and

WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of April, 1996.



                                /s/ Sheldon B. Lubar
                                Sheldon B. Lubar



STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 17th day of April, 1996, personally appeared before me
Sheldon B. Lubar to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 17th day of April, 1996.



                                /s/ Judy L. Anker
                                         Notary Public

                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered under the Ameritech Direct Services Investment Plan, formerly known as the Ameritech Shareowner Dividend Reinvestment and Stock Purchase Plan; and


  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 17th day of April, 1996.



                                /s/ Lynn M. Martin
                                Lynn M. Martin



STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 17th day of April, 1996, personally appeared before me Lynn
M. Martin to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 17th day of April, 1996.



                                /s/ Judy L. Anker
                                         Notary Public

                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered under the Ameritech Direct Services Investment Plan, formerly known as the Ameritech Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of April, 1996.




                                /s/ Arthur C. Martinez
                                          Arthur C. Martinez



STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 17th day of April, 1996, personally appeared before me Arthur
C. Martinez to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 17th day of April, 1996.



                                /s/ Judy L. Anker
                                         Notary Public

                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered under the Ameritech Direct Services Investment Plan, formerly known as the Ameritech Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of April, 1996.


                                /s/ John B. McCoy
                                             John B. McCoy



STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 17th day of April, 1996, personally appeared before me John
B. McCoy to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 17th day of April, 1996.



                                /s/ Judy L. Anker
                                         Notary Public

                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered under the Ameritech Direct Services Investment Plan, formerly known as the Ameritech Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of April, 1996.



                                /s/ John D. Ong
                               John D. Ong



STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 17th day of April, 1996, personally appeared before me John
D. Ong to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 17th day of April, 1996.



                                /s/ Judy L. Anker
                                         Notary Public

                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered under the Ameritech Direct Services Investment Plan, formerly known as the Ameritech Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of April, 1996.



                                /s/ A. Barry Rand
                                 A. Barry Rand



STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 17th day of April, 1996, personally appeared before me A. Barry Rand to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 17th day of April, 1996.



                                /s/ Judy L. Anker
                                         Notary Public

                                                       Exhibit 24


                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered under the Ameritech Direct Services Investment Plan, formerly known as the Ameritech Shareowner Dividend Reinvestment and Stock Purchase Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.F. ELLIOTT AND R.W. PEHLKE, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of April, 1996.



                              /s/ James A. Unruh
                              James A. Unruh


STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 17th day of April, 1996, personally appeared before me James
A. Unruh to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 17th day of April, 1996.



                                /s/ Judy L. Anker
                                         Notary Public